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                                                                  Exhibit 4.3.1
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             FOAMEX L.P. AND FOAMEX CAPITAL CORPORATION, as Issuers

                 FOAMEX INTERNATIONAL INC., as Parent Guarantor

                GENERAL FELT INDUSTRIES, INC., as Guarantor, and
             PERFECT FIT INDUSTRIES, INC., as Withdrawing Guarantor

                                       AND

                               FLEET NATIONAL BANK
                                   as Trustee


                            ------------------------


                          THIRD SUPPLEMENTAL INDENTURE
                           Dated as of August 1, 1996


                            ------------------------


                                  $160,000,000
                           9-1/2% Senior Secured Notes
                                    due 2000



================================================================================



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                          THIRD SUPPLEMENTAL INDENTURE



         THIS THIRD SUPPLEMENTAL INDENTURE (the "Third Supplemental Indenture"), dated as of August 1, 1996, by and among Foamex L.P., a Delaware limited partnership ("Foamex"), Foamex Capital Corporation, a Delaware corporation wholly-owned by Foamex ("FCC"; Foamex and FCC collectively referred to as the "Issuers"), Foamex International Inc., a Delaware corporation ("FII"), as Parent Guarantor, General Felt Industries, Inc., a Delaware corporation wholly-owned by Foamex ("GFI"), as Guarantor, Perfect Fit Industries Inc., a Delaware corporation ("PFI"), as Withdrawing Guarantor, and Fleet National Bank (formerly known as Shawmut Bank, N.A.), as trustee (the "Trustee").

         WHEREAS, Foamex, FCC, GFI and the Trustee executed an indenture, dated as of June 3, 1993 (the "Original Indenture"), relating to the Issuers' 9-1/2% Senior Secured Notes due 2000 (the "Securities"); and

         WHEREAS, Foamex, FCC, GFI, PFI and the Trustee amended the Original Indenture by entering into a First Supplemental Indenture dated as of November 18, 1993 in order to add PFI as a Guarantor in accordance with Section 4.07 and
Section 9.01(2) of the Original Indenture; and

         WHEREAS, Foamex, FCC, FII, GFI, PFI and the Trustee further amended the Original Indenture, as supplemented by the First Supplemental Indenture, by entering into a Second Supplemental Indenture, (the Original Indenture, as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, the "Indenture"), dated as of December 14, 1993 in order to add FII as a Parent Guarantor in accordance with Section 9.01(4) and Section 11.02 of the Indenture; and

         WHEREAS, Article 9.01 of the Indenture provides for the execution and delivery by Foamex, FCC, any Guarantor and the Trustee of one or more supplemental indentures, without the consent of the Holders (as defined in the Indenture) of the Securities, for the purposes specified therein; and

         WHEREAS, in compliance with the terms of the Indenture (including
Section 4.10 thereof), GFI desires to sell all of the common stock of PFI to a person that is not an Affiliate (as defined in the Indenture) of Foamex, pursuant to that certain Merger Agreement, dated as of June 11, 1996, by and among PFI Subsidiary, Inc., a Delaware corporation, PFI Acquisition Corp., a North Carolina corporation, Jody B. Vitale, PFI, GFI and Foamex; and


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         WHEREAS, Foamex, FCC, FII, GFI, PFI and the Trustee desire to amend the
Indenture without the consent of any Securityholder to unconditionally release and discharge PFI from all its obligations as a Guarantor under the Indenture, in accordance with Section 12.05 of the Indenture; and

         WHEREAS, all conditions precedent provided for in the Indenture relating to this Third Supplemental Indenture have been complied with;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Foamex and FCC, jointly and severally, FII, as Parent Guarantor, GFI, as Guarantor, PFI, as Withdrawing Guarantor, and the Trustee for the benefit of each other and for the equal and ratable benefit of the Holders of the Securities agree as follows:

                                   ARTICLE I.

                              RELEASE AND DISCHARGE

         Section 1.1 Release of PFI as a Guarantor. PFI is hereby unconditionally released and discharged from all of its obligations as a Guarantor under the Indenture and any Collateral Document to which it is a party.

         Section 1.2 Release of Collateral. The Trustee hereby releases all of its liens, claims, right, title and interest in and to the 237,564 shares of PFI evidenced by certificate 16 held by the Trustee pursuant to the Supplement dated January 3, 1994 to that certain Subsidiary Pledge Agreement, dated June 3, 1993, between GFI and the Trustee.

         Section 1.3 Further Assurances. Upon the request of PFI at any time after the date hereof, Trustee shall forthwith execute and deliver such further instruments of release, direction or authorization and other documents as may be reasonably requested in order to effectuate the purposes of this Agreement.

                                   ARTICLE II.

                             AMENDMENT OF ARTICLE 1

         Section 2.1 Definitional Amendments.

         (a) The following definitions contained in Section 1.01 of Article 1 of the Indenture are hereby amended and restated in their entity as follows:

                  "Guarantor" means GFI and any other issuer of a Subsidiary Guaranty.

                  "Subsidiary Guaranty" means, individually and collectively, the Guaranty of GFI pursuant to the terms of Article 12 hereof and any other Guaranty of the Securities pursuant to Article 12 hereof.

         (b) The definition of the term "PFI" is hereby deleted from the Indenture.

         Section 2.2 Mutatis Mutandis Effect. The Indenture is hereby amended mutatis mutandis to reflect the amendment of each of the defined terms incorporated in the Indenture pursuant to Section 2.1 above.


                                  ARTICLE III.

                                  MISCELLANEOUS

         Section 3.1 Counterparts.

         This Third Supplemental Indenture may be executed in counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         Section 3.2 Severability.

         In the event that any provision in this Third Supplemental Indenture shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 3.3 Headings.

         The article and section headings herein are for convenience only and shall not effect the construction hereof.

         Section 3.4 Successors and Assigns.

         Any covenants and agreements in this Third Supplemental Indenture by Foamex, FCC, FII, GFI PFI and the Trustee shall bind their successors and assigns, whether so expressed or not.

         Section 3.5 GOVERNING LAW.

         THIS THIRD SUPPLEMENTAL INDENTURE, SHALL BE DEEMED TO BE A CONTRACT UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE.

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         Section 3.6 Effect of Third Supplemental Indenture.

         Except as amended by this Third Supplemental Indenture, the terms and provisions of the Indenture shall remain in full force and effect.

         Section 3.7 Trustee.

         The Trustee accepts the modifications of the Trust effected by this Third Supplemental Indenture, but only upon the terms and conditions set forth in the Indenture. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals herein contained, which shall be taken as the statements of Foamex, FCC, FII, GFI and PFI, and the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity or execution or sufficiency of this Third Supplemental Indenture, and the Trustee makes no representation with respect thereto.

         Section 3.8 Definitions.

         Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Indenture.



[The remaining portion of this page is intentionally left blank.]




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         IN WITNESS WHEREOF, the parties hereto have caused this Third
Supplemental Indenture to be executed by their duly authorized representative as of the date hereof.


ATTEST:                               FOAMEX CAPITAL CORPORATION

_______________________               By: /s/ Philip N. Smith, Jr.
                                          ---------------------------------
                                         Name: Philip N. Smith, Jr.
                                         Title: Vice President


ATTEST:                               FOAMEX L.P.

_______________________               By:  FMXI, INC.
                                           its Managing General Partner

                                      By: /s/ Philip N. Smith, Jr.
                                          ---------------------------------
                                         Name: Philip N. Smith, Jr.
                                         Title: Vice President



ATTEST:                               FOAMEX INTERNATIONAL INC.

_______________________               By: /s/ Barry Zimmerman
                                          ---------------------------------
                                         Name: Barry Zimmerman
                                         Title: Vice President


ATTEST:                               FLEET NATIONAL BANK
                                      as Trustee

_______________________               By: /s/ Gerald P. Beezley
                                          ---------------------------------
CORPORATE TRUST OFFICER                    Name: Gerald P. Beezley
                                           Title: Vice President

ATTEST:                               GENERAL FELT INDUSTRIES, INC.

____________________                  By: /s/ Barry Zimmerman
                                          ---------------------------------
                                           Name: Barry Zimmerman
                                           Title: Vice President

ATTEST:                               PERFECT FIT INDUSTRIES, INC.


____________________                  By: /s/ Barry Zimmerman
                                          ---------------------------------
                                           Name: Barry Zimmerman
                                           Title: Vice President

STATE OF NEW YORK

COUNTY OF NEW YORK


                  BEFORE ME, the undersigned, a Notary Public in and for said State and County, on this day personally appeared Philip N. Smith, Jr. the Vice President of FOAMEX CAPITAL CORPORATION, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said Foamex Capital Corporation, and that he executed the same as the act of such corporation with the authority of the board of directors for the purposes and consideration therein expressed and in the capacity therein stated.

                                    /s/ Christopher Tung
                                    -------------------------------
                                    Notary Public, State of New York
                                    Printed Name:__________________


My Commission Expires:

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STATE OF NEW YORK

COUNTY OF NEW YORK


                  BEFORE ME, the undersigned, a Notary Public in and for said State and County, on this day personally appeared Philip N. Smith, Jr. the Vice President of FMXI, INC., the Managing General Partner of Foamex L.P., a Delaware limited partnership, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said FMXI, Inc., and that he executed the same as the act of such corporation with the authority of the board of directors for the purposes and consideration therein expressed and in the capacity therein stated.


                                    /s/ Christopher Tung
                                    -------------------------------
                                    Notary Public, State of New York
                                    Printed Name:__________________


My Commission Expires:

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STATE OF NEW YORK

COUNTY OF NEW YORK


                  BEFORE ME, the undersigned, a Notary Public in and for said State and County, on this day personally appeared Barry Zimmerman the Vice President of FOAMEX INTERNATIONAL INC., known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said Foamex International Inc., and that he executed the same as the act of such corporation with the authority of the board of directors for the purposes and consideration therein expressed and in the capacity therein stated.


                                          /s/ Christopher Tung
                                          -----------------------------
                                          Notary Public, State of New York
                                          Printed Name:__________________

My Commission Expires:

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COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK


                  BEFORE ME, the undersigned, a Notary Public in and for said State and County, on this day personally appeared Gerald P. Beezley, Vice President of FLEET NATIONAL BANK (formerly known as Shawmut Bank, N.A.), known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said bank and that he executed the same as the act of such bank for the purposes and consideration therein expressed and in the capacity therein stated.


                                  /s/ Jane M. Bishop
                                  ----------------------------------
                                  Notary Public, State of Massachusetts
                                  Printed Name:_____________________



My Commission Expires:

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STATE OF NEW YORK

COUNTY OF NEW YORK


                  BEFORE ME, the undersigned, a Notary Public in and for said State and County, on this day personally appeared Barry Zimmerman the Vice President of GENERAL FELT INDUSTRIES, INC., known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said General Felt Industries, Inc., and that he executed the same as the act of such corporation with the authority of the board of directors for the purposes and consideration therein expressed and in the capacity therein stated.

                                      /s/ Christopher Tung
                                      --------------------------------
                                      Notary Public, State of New York
                                      Printed Name:___________________

My Commission Expires:

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STATE OF NEW YORK

COUNTY OF NEW YORK


                  BEFORE ME, the undersigned, a Notary Public in and for said State and County, on this day personally appeared Barry Zimmerman, Vice President, of PERFECT FIT INDUSTRIES, INC., known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said Perfect Fit Industries, Inc., and that he executed the same as the act of such corporation with the authority of the board of directors for the purposes and consideration therein expressed and in the capacity therein stated.


                                      /s/ Christopher Tung
                                      --------------------------------
                                      Notary Public, State of New York
                                      Printed Name:___________________


My Commission Expires:

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